SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2016
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 33	-	SUBSEQUENT EVENTS

The Company has evaluated subsequent events from the balance sheet date through June 15, 2016, the date the accompanying financial statements were issued. The following are material subsequent events:

Common Stock sold pursuant to the LPC-40 Purchase Agreement
Subsequent to March 31, 2016 and up to June 7, 2016 (the latest practicable date), a total of 5.5 million  shares of Common Stock were sold and 0.1 million  additional commitment shares were issued, pursuant to the LPC-40 Purchase Agreement. Proceeds received from such transactions totaled $1.7 million.

Common Stock issued pursuant to the exercise of cash warrants
Subsequent to March 31, 2016 and up to June 7, 2016 (the latest practicable date), a total of 9.3 million  shares of Common Stock were issued pursuant to the exercise of cash warrants. Proceeds received from such warrant exercises totaled $0.6 million.

Repayment of Hakim Credit Line

On May 24, 2016 all amounts due and owing pursuant to the Hakim Credit Line, which expired on March 31, 2016, were paid in full. These payments, which totaled $798,227 consisted of principal due of $718,309 plus accrued interest totaling $79,918. As of May 24, 2016 there are no amounts due and owing under the Hakim Loan Agreement and the Hakim Loan Agreement is expired. Please also see Note 10 above.